SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2001


                             ZEBALLOS MINING COMPANY

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

  0-26709                                                          52-215-1795
                          ------------------------------
                    ----------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


               205 - 3615 West 17th Avenue, Vancouver, BC V6S 1A3
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             (Address of Principal Executive Offices)     (Zip Code)

                                 (604) 224-5674
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

Effective November 1, 2001, the Registrant changed its name from "Zeballos Mining Company" to "Y3K Secure Enterprise Software, Inc.". The Registrant's sole director, as well as a majority of the Registrant's stockholders by way of written consent, approved the name change. There was no change in the Registrant's capital stock in connection with the name change. The name change was made in connection with the Registrant's acquisition of Y3K, Inc. as disclosed in the Registrant's Current Report on Form 8K12g3 dated August 31, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)   Exhibits

     Exhibit No.          Document Description
     -----------          --------------------

      1             Certificate of Amendment to Articles of Incorporation




                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Zeballos Mining Company
                                        a Nevada corporation

                                        /s/ Christopher Paterson
                                     By:_______________________________
                                        Christopher Paterson, President



DATED: November 2, 2001

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Exhibit 1

       DEAN HELLER                                               FILED #C5237-99
                                                                       ---------
                              ------------------------------
       Secretary of State             Certificate of
C/S                                        Amendment
       202 North Carson Street     PURSUANT TO NRS 78-385 and      NOV 01 2001
       Carson City, Nevada                  78.390)
       89701-4201                                              IN THE OFFICE OF
                              ------------------------------
       (775) 684 5708                                          /S/ DEAN HELLER
       ___________________________________________________
                                                           DEAN HELLER SECRETARY
                                                                   OF STATE
        Important: Read attached instructions before completing form
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              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1.  Name of corporation:  ZEBALLOS MINING COMPANY
                        --------------------------------------------------------

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2.  The articles have been amended as follows (provide article numbers, if available):

    ARTICLE ONE [NAME]. The name of the corporation is:
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               Y3K Secure Enterprise Software, Inc.
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3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is.
                                                      13920875 for*   0 against
                                                      -------------------------

4.  Officer Signature (Required):

      /s/ Chris Paterson
---------------------------------------  ---------------------------------------
      CHRIS PATERSON
*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

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